UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 19, 2012

GEMINI EXPLORATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52399	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Suite 504-1015 East Sunrise Blvd, FT. Lauderdale, FL 33304
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (305) 397-7120

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02                  Unregistered Sales of Equity Securities

Effective January 19, 2012, we issued 110,000,000 restricted shares of our common stock, at a deemed price of $0.001 per share, pursuant to a debt settlement with Minera Primecap S.A., in settlement of previously provided loans and advances and accrued management fees in the amount of US$110,000 that had been provided by Minera Primecap S.A.

We issued the shares to one (1) non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEMINI EXPLORATIONS, INC.

/s/ Michael Hill
Michael Hill
Chief Executive Officer and Director

Date: February 17, 2012